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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  JUNE 10, 2002
                        --------------------------------
                        (Date of earliest event reported)





                               PLIANT CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)





          UTAH                            333-40067             87-0496065
--------------------------------    ---------------------   -------------------
(State or other jurisdiction of     (Commission File No.)    (I.R.S. Employer
incorporation or organization)                              Identification No.)




                         1515 Woodfield Road, Suite 600
                              Schaumburg, IL 60173
                                 (847) 969-3300
    ----------------------------------------------------------------------
                  (Address of principal executive offices and
                     telephone number, including area code)





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ITEM 5.       OTHER EVENTS

         On June 10, 2002, Pliant Corporation announced that Jack Knott has been named as Chief Executive Officer of the corporation. Richard P. Durham, Pliant's former Chairman and Chief Executive Officer, has stepped down from his executive roles at Pliant, but will continue as a member of the Board of Directors.

         Tim Walsh, a Partner of J.P. Morgan Partners, LLC, who is currently a member of the Board of Directors, will assume the role of non-executive Chairman of the Board, from Richard P. Durham. J.P. Morgan Partners, LLC (formerly Chase Capital Partners) and members of the management team acquired Huntsman Packaging Corporation on May 31, 2000, which company was later renamed Pliant Corporation.

         A copy of the press release issued by Pliant Corporation in connection with the announcement is filed as Exhibit 99.1 to this report and incorporated herein by reference.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

         (c)  Exhibits

              99.1   Press release dated June 10, 2002.




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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      PLIANT CORPORATION



                                          /s/ Jack E. Knott II
                                          ------------------------
                                          Jack E. Knott II
                                          President and Chief Operating Officer





Date:  June 17, 2002



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                                INDEX TO EXHIBITS

Exhibits

99.1                 Press Release dated June 10, 2002.